EXHIBIT 10.6


                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER is made as of February 24, 2005 (this "MERGER AGREEMENT") by and among Patron Systems, Inc., a Delaware corporation ("PARENT"), CSSI Acquisition Co. I, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("MERGERCO"), and Complete Security Solutions, Inc., a Delaware corporation (the "COMPANY") (Mergerco and the Company are hereinafter collectively referred to as the "CONSTITUENT CORPORATIONS").

                              W I T N E S S E T H:

                  WHEREAS, the Company was incorporated by the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware on July 28, 2004;

                  WHEREAS,   Mergerco  was  incorporated  by  the  filing  of  a
Certificate of Incorporation with the Secretary of State of the State of Delaware on February 7, 2005;

                  WHEREAS, the Company is a Delaware corporation having authorized capital consisting of 40,000,000 shares of Common Stock, $.01 par value per share (the "COMPANY COMMON STOCK"), 10,499,999 of which shall be issued and outstanding immediately prior to the Effective Time (as hereinafter defined), and 10,000,000 shares of Preferred Stock, $.01 par value per share (the "COMPANY PREFERRED STOCK", together with the Company Common Stock, the "COMPANY STOCK"), 4,502,465 of which shall be issued and outstanding immediately prior to the Effective Time.

                  WHEREAS, Mergerco is a Delaware corporation having authorized capital of 1,000 shares of common stock, par value $0.001 per share ("MERGERCO COMMON STOCK"), all of which shall be issued and outstanding immediately prior to the Effective Time;

                  WHEREAS, the respective Board of Directors of each Constituent Corporation has approved this Merger Agreement and the Merger;

                  WHEREAS, the Constituent Corporations and Parent are concurrently entering into a Supplemental Agreement (the "SUPPLEMENTAL AGREEMENT") that, among other things, sets forth certain covenants, agreements, representations and warranties with respect to the Merger and the transactions contemplated by this Merger Agreement; and

                  WHEREAS,   certain   capitalized  terms  are  defined  in  the
Supplemental Agreement and shall have the same meaning when used in this Agreement unless otherwise defined herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

         SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions hereof and of the Supplemental Agreement, and in accordance with the Delaware General Corporation Law ("DGCL"), at the Effective Time (as hereinafter defined), Mergerco shall be merged with and into the Company, which, as the corporation surviving in the Merger (the "SURVIVING CORPORATION"), shall continue unaffected and unimpaired by the Merger to exist under and be governed by the laws of the State of Delaware. Upon the effectiveness of the Merger, the separate existence of Mergerco shall cease except to the extent provided by applicable law in the case of a corporation after its merger into another corporation.

         SECTION 1.2 EFFECTIVE TIME. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article VI of the Supplemental Agreement, the parties hereto shall cause the Merger to be consummated by filing this Merger Agreement with the Secretary of State of the State of Delaware pursuant to Section 251 of the DGCL. When used in this Merger Agreement, the term "EFFECTIVE TIME" shall mean the date and time of receipt of the Merger Agreement for filing by the Secretary of State of the State of Delaware unless a delayed effective time is specified therein.

         SECTION 1.3 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in Section 251 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all of the property, rights, privileges, powers and franchises of Mergerco and the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of Mergerco and the Company shall become the debts, liabilities and duties of the Surviving Corporation. The Surviving Corporation shall be a wholly owned subsidiary of Parent.

         SECTION 1.4 CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION; OFFICERS AND DIRECTORS. The Certificate of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time as set forth in EXHIBIT A attached hereto. From and after the Effective Time, until their successors are duly elected or appointed and qualified, the directors and the officers of the Surviving Corporation shall be as follows:


                                    DIRECTORS

                                Robert E. Yaw, II
                                George Middlemas
                                  Robert Cross


                                    OFFICERS

               NAME                                 OFFICE
               Robert Cross              Chief Executive Officer
               Heidi Newton              Chief Financial Officer & Secretary


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


         SECTION 1.5 EFFECT ON STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of any stockholder of either of the Constituent Corporations:

                  (a) Each issued and outstanding share of Mergerco Common Stock shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation. Each certificate of Mergerco evidencing ownership of any such shares of Mergerco Common Stock shall continue to evidence ownership of the same number of shares of common stock of the Surviving Corporation.

                  (b) All shares of Company Stock that are held in the treasury of the Company or by a wholly owned Subsidiary of the Company shall be canceled and no consideration shall be delivered in exchange therefor.

                  (c) All shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, except shares canceled in accordance with Section 1.5(b), shall be converted, in the aggregate, into 7,500,000 shares of validly issued, fully paid and nonassessable shares of Parent Common Stock, and all shares of Company Preferred Stock issued and outstanding immediately prior to the Effective Time, except shares cancelled in accordance with Section 1.5(b), shall be converted into (A) Promissory Notes in the aggregate principal amount of $4,500,000 and (B) Warrants to purchase an aggregate of 2,250,000 shares of Parent Common Stock (the "MERGER CONSIDERATION"). Each stockholder of the Company (the "STOCKHOLDERS") shall be entitled hereunder to receive in respect of such Stockholder's shares of Company Stock held immediately prior to the Effective Time such Stockholder's portion of such Merger Consideration as set forth on ANNEX A to the Supplemental Agreement. The Merger Consideration shall be allocated to the holders of Company Preferred Stock on an as converted basis.

                  (d) All shares of Company Stock (other than shares of Company Stock to be canceled in accordance with Section 1.5(b)), when so converted as provided in Section 1.5(c), shall no longer be outstanding and shall automatically be canceled and retired and each holder of a certificate theretofore representing any such shares shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such certificate in accordance with Section 1.6, the portion of the Merger Consideration attributable to such shares.

                  (e) Each Company Preferred Warrant which is outstanding immediately prior to the Effective Time shall be terminated and be of no further force and effect as of the Effective Time.

                  (f) Any issued and outstanding shares of Company Stock held by a Person (a "DISSENTING STOCKHOLDER") who properly exercises such Person's dissenters' rights under the DGCL ("DISSENTING SHARES") shall not be converted as described in Section 1.5(c), but rather shall be converted into the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the DGCL. Subject to the foregoing, if, after the Effective Time, such Dissenting Stockholder withdraws his demand for payment or fails to perfect or otherwise loses his right of payment, in any case pursuant to the DGCL, the Dissenting Shares of such Dissenting Stockholder shall be deemed to be converted as of the Effective Time into the right to receive the amount to which such Dissenting Stockholder would otherwise have been entitled to pursuant to Section 1.5(c). The Company shall give Parent prompt notice of any demands for payment received by the Company. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, and, prior to the Effective Time, Parent shall have the right to participate in all negotiations and proceedings with respect to such demands.

         SECTION 1.6 PARENT TO MAKE CERTIFICATES AVAILABLE; DIVIDENDS.

                  (a) As soon as reasonably practicable after the Effective Time (and in any event within ten (10) business days after the Effective Time), Parent shall use its commercially reasonable efforts to mail to each record holder of a certificate or certificates that immediately before the Effective Time represented outstanding shares of Company Stock (the "CERTIFICATES") (i) a letter of transmittal that shall specify that delivery shall be effective and risk of loss and title to the Certificates shall pass only upon delivery of the Certificates to Parent, and which letter shall be in customary form and have such other provisions as Parent may reasonably specify; and (ii) instructions for effecting the surrender of such Certificates in exchange for the consideration contemplated by Section 1.5(c), including cash in lieu of fractional shares. Upon surrender of a Certificate to Parent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by Parent, the holder of such Certificate shall be entitled to receive in exchange therefor, as applicable, (A) shares of Parent Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 1.5(c) (after taking into account all shares of Company Stock then held by such holder), (B) an original Promissory Note in the aggregate principal amount that such holder has the right to receive pursuant to
Section 1.5(c), (C) a Warrant to purchase, in the aggregate, the whole number of shares of Parent Common Stock that such holder has the right to receive pursuant to Section 1.5(c), and (D) cash, payable either by check or wire transfer of immediately available funds, in the amount equal to the cash that such holder has the right to receive pursuant to this Article I, including cash in lieu of any dividends and other distributions pursuant to Section 1.6(d) and cash in lieu of fractional shares pursuant to Section 1.7. No interest will be paid or will accrue on any cash payable as Merger Consideration pursuant to Section 1.6 and 1.7.

                  (b) If the Merger Consideration (or any portion thereof) is to be delivered to a person other than the person in whose name the Certificates surrendered in exchange therefor are registered, it shall be a condition to the payment of the Merger Consideration that the Certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Surviving Corporation any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of the Surviving Corporation that such taxes have been paid or are not required to be paid. For purposes of this Merger Agreement, the term "person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

                  (c) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, Parent will deliver or cause to be delivered in exchange for such lost, stolen or destroyed Certificate, with respect to each share of the Company Stock represented thereby, certificates for any portion of the Merger Consideration deliverable in respect thereof as determined in accordance with this Article I. No bond shall be required in connection therewith.

                  (d) No dividends or other distributions, if any, that are declared on or after the Effective Time on Parent Common Stock or are payable to the holders of record thereof on or after the Effective Time will be paid to persons entitled by reason of the Merger to receive certificates representing shares of Parent Common Stock, nor shall such persons be entitled to vote such shares of Parent Common Stock, until such persons surrender their Certificates, as provided in this Article I. Subject to the effect of applicable law, there shall be paid to the record holder of the certificates representing such shares of Parent Common Stock (i) at the time of such surrender or as promptly as practicable thereafter, the amount of any dividends or other distributions theretofore paid with respect to whole shares of Parent Common Stock and having a record date on or after the Effective Time and a payment date prior to such surrender and (ii) at the appropriate payment date, the amount of dividends or other distributions, if any, payable with respect to whole shares of Parent Common Stock and having a record date on or after the Effective Time but prior to surrender and a payment date subsequent to surrender. In no event shall the person entitled to receive any such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

         SECTION 1.7 NO FRACTIONAL SECURITIES. No certificates representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article I, and no Parent dividend or other distribution, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder of Parent. In lieu of any fractional share, each holder of Parent Common Stock who would otherwise have been entitled to a fraction of a share of Parent Common Stock upon surrender of Certificates for exchange pursuant to this Article I will be paid an amount in cash (without interest and rounded to the nearest whole cent) determined by multiplying $1.00 by the fractional share interest to which such holder would otherwise be entitled. As soon as practicable after the determination of the amount of cash to be paid to former Stockholders of the Company in lieu of any fractional interests, Parent shall forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

         SECTION 1.8 RETURN OF THE MERGER CONSIDERATION. None of Parent or the Constituent Corporations shall be liable to any Stockholder for any cash delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

         SECTION 1.9 NO FURTHER OWNERSHIP RIGHTS IN COMPANY STOCK. All Merger Consideration paid or payable upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been paid or be payable in full satisfaction of all rights of ownership, including voting rights, pertaining to the shares of Company Stock.

         SECTION 1.10 CLOSING OF COMPANY TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Stock shall thereafter be made. On or after the Effective Time, all Certificates presented to Parent for any reason shall be converted into the Merger Consideration in respect of the shares of Company Stock formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 1.7 and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 1.6(d).

         SECTION 1.11 WITHHOLDING RIGHTS. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Stock such amounts as it is required to deduct and withhold in respect of the making of such payment under the Internal Revenue Code of 1986, as amended, the rules and regulations thereunder or any provision of applicable law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes as having been paid to the holder of Company Stock in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

         SECTION 1.12 FURTHER ASSURANCES. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (b) otherwise to carry out the purposes of this Merger Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of each of the Constituent Corporations, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Merger Agreement.

                                   ARTICLE II
                           CONDITIONS AND TERMINATION

         SECTION 2.1 CONDITIONS. The obligations of each Constituent Corporation under this Merger Agreement are subject to the condition that, prior to the Effective Time, each of the conditions to its obligations contained in Article VI of the Supplemental Agreement shall have been satisfied or waived.

         SECTION 2.2 WAIVER. The Board of Directors or a duly authorized officer of a Constituent Corporation may, on behalf of such corporation, waive or extend the time for performance of any condition to its obligations under the Supplemental Agreement.

         SECTION 2.3 TERMINATION. Notwithstanding the approval of this Merger Agreement by the Board of Directors, and its adoption by the stockholders of each Constituent Corporation, this Merger Agreement may be terminated and the Merger abandoned prior to the Effective Time by:

                  (a) Either Constituent Corporation if the Merger has not become effective by March 30, 2005 (or such later date as shall be mutually agreed to in writing by the parties hereto); PROVIDED, THAT, the party seeking termination is not in default or breach of this Merger Agreement or the Supplemental Agreement;

                  (b) The Company in the event of a material breach by Parent of any of its representations, warranties, agreements or covenants contained in the Supplemental Agreement, which breach is not cured by Parent within 10 days after written notice of such breach; PROVIDED, THAT, the Company shall have no right to terminate pursuant to this Section 2.3(b) if any such breach or breaches, individually or in the aggregate, do not deprive the Company of the economic benefits of the transactions contemplated hereby in an amount in excess of $200,000;


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


                  (c) Parent or Mergerco in the event of a material breach by the Company of any of its representations, warranties, agreements and covenants contained in the Supplemental Agreement, which breach is not cured by the Company within 10 days after written notice of such breach; PROVIDED, THAT, Parent shall have no right to terminate pursuant to this Section 2.3(c) if any such breach or breaches, individually or in the aggregate, do not deprive Parent of the economic benefits of the transactions contemplated hereby in an amount in excess of $200,000; or

                  (d) Either the Company, on the one hand, or Parent or Mergerco, on the other hand, if the Supplemental Agreement is terminated in accordance with its terms.

                                   ARTICLE III
                                     GENERAL

         SECTION 3.1 PARTIAL INVALIDITY. Wherever possible each provision of this Merger Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Merger Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Merger Agreement.

         SECTION 3.2 SUCCESSORS AND ASSIGNS. This Merger Agreement shall not be assignable prior to the Effective Time by either Constituent Corporation without the written consent of the other, but, if assigned with such consent, shall inure to the benefit of and be binding upon the successor or assign of the assigning Constituent Corporation before the Effective Time and thereafter upon the Surviving Corporation.

         SECTION 3.3  AMENDMENT.   This  Merger  Agreement  shall not be amended
except by an instrument in writing signed on behalf of each of the parties hereto.

         SECTION 3.4 INTERPRETATION. This Merger Agreement shall be governed by the laws of the State of Delaware and may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The headings of the several articles and sections herein are for convenience of reference only and shall not be a part of or affect the meaning or interpretation of this Merger Agreement.


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


                  IN WITNESS WHEREOF, the undersigned have caused this Merger Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be affixed and attested, all as of the date first above written.



                                      COMPLETE SECURITY SOLUTIONS, INC.


                                      By:      /s/ Robert Cross
                                               -------------------------------
                                               Name:  Robert Cross
                                               Title:  Chief Executive Officer



                                      PATRON SYSTEMS, INC.


                                      By:      /s/ Robert E. Yaw, II
                                               -------------------------------
                                               Name:  Robert E. Yaw, II
                                               Title:  Chairman of the Board



                                      CSSI ACQUISITION CO. I, INC.


                                      By:      /s/ Robert E. Yaw, II
                                               -------------------------------
                                               Name:  Robert E. Yaw, II
                                               Title:  Chief Executive Officer

                          CERTIFICATION BY SECRETARY


         Daniel Twing certifies that:

         1. He is the duly elected secretary of Complete Security Solutions, Inc., a Delaware corporation.

         2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and stockholders of the corporation.

         3. The stockholder approval was by the holders of a majority of the outstanding stock of the corporation entitled to vote thereon.




                          [Signature on Following Page]

         I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true and correct of my own knowledge.


Date:  February 24, 2005



                                                  /s/ Daniel Twing
                                                  ______________________________
                                                  Daniel Twing, Secretary

                           CERTIFICATION BY SECRETARY


         Robert E. Yaw, II certifies that:

         1. He is the duly elected secretary of CSSI Acquisition Co. I, Inc., a Delaware corporation.

         2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and stockholders of the corporation.

         3. The stockholder approval was by the holders of 100% of the outstanding stock of the corporation entitled to vote thereon.

4. No vote of the stockholders of the parent company of CSSI Acquisition Co. I, Inc. was required.


                         [Signatures on Following Page]

         I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true and correct of my own knowledge.


Date:  February 24, 2005



                                                  /s/ Robert E. Yaw, II
                                                  ______________________________
                                                  Robert E. Yaw, II, Secretary

                                    EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        COMPLETE SECURITY SOLUTIONS, INC.


         FIRST.   The name of this Corporation is: Complete Security  Solutions,
Inc. (hereinafter referred to as the "Corporation").

         SECOND. The address of the registered office of this Corporation in the State of Delaware is: 9 East Loockerman Street, Suite 1B, City of Dover, County of Kent, Delaware l9901. The name of its registered agent at such address is: National Registered Agents, Inc.

         THIRD.   The purpose of this Corporation is to engage in any lawful act
or  activity  for  which   Corporations  may  be  organized  under  the  General
Corporation Law of the State of Delaware (the "GCL").

         FOURTH.  (a)      This Corporation is authorized to issue Common Stock,
par value $0.001 per share. The number of shares of Common Stock authorized to be issued is 1,000.

                  (b) At each election of directors, each shareholder entitled to vote at such election has the right to vote the number of voting shares owned by him for as many persons as there are directors to be elected (and for whose election such shareholder has a right to vote).

         FIFTH.   Elections of directors need not be by written  ballot unless a duly adopted Bylaw of the Corporation shall so provide.

         SIXTH. (a) To the fullest extent permitted by the GCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damage for breach of fiduciary duty as a director. If the GCL is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended from time to time. No amendment or repeal of this Article SIXTH shall adversely affect any right or protection of a director of the Corporation provided hereunder with respect to any act or omission occurring prior to such amendment or repeal.

                  (b) The Corporation shall indemnify to the fullest extent permitted by the GCL as the same exists or may hereafter be amended, any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that such person, or his or her testator or intestate, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or enterprise. Nothing contained herein shall affect any rights to indemnification to which any person may be entitled by law. No amendment or repeal of this Article SIXTH shall adversely effect any right to indemnification provided hereunder with respect to any act or omission occurring prior to such amendment or repeal.

                  (c) In furtherance and not in limitation of the powers conferred by statute:

                           (i) this Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

                           (ii)     this  Corporation  may create a trust  fund,
         grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

         SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to make, alter and repeal the bylaws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any by-law whether adopted by them or otherwise.

         EIGHTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification of repeal.